SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): January 23, 2001

                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


Tennessee                             001-11421                  61-0502302
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(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
of Incorporation)                                            Identification No.)


                                100 Mission Ridge
                            Goodlettsville, Tennessee                37072
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              (Address of Principal Executive Offices)            (Zip Code)


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       Registrant's telephone number, including area code: (615) 855-4000


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         (Former name or former address, if changed since last report)

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ITEM 9.           REGULATION FD DISCLOSURE

On January 22, 2001, Dollar General Corporation (the "Company") issued a news release and held a conference call (copies of which are incorporated herein by reference and attached hereto as Exhibits 99.1 and 99.2) with respect to January sales expectations and updated earnings outlook for the full year. The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 DOLLAR GENERAL CORPORATION
                                                 (Registrant)



January 23, 2001                                 By: /s/ Brian M. Burr
                                                     ----------------------
                                                     Brian M. Burr
                                                     Executive Vice President
                                                     and Chief Financial Officer

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Exhibit Index
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Exhibit No.                Item

99.1    News Release Issued by Dollar General Corporation dated January 22, 2001
99.2    Management comments from conference call held on January 22, 2001